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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 4, 2006

                        ---------------------------------

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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          Indiana                      000-21671                  35-1887991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.  Entry into a Material Definitive Agreement.
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On January 4, 2006, the Compensation Committee of the Company set the 2006
annual base of Debra L. Ross, the Chief Financial Officer of the Company, at $150,000. The Compensation Committee historically has adjusted the base salary for Morris L. Maurer (the Chief Executive Officer and President of the Company) and Philip B. Roby (the Chief Operating Officer and Executive Vice President of the Company) effective on July 1 of each year and anticipates that it will determine any adjustment to the salaries of Messrs. Maurer and Roby, to be effective July 1, 2006, later this year.

On January 4, 2006 the Company also approved the bonus amounts payable to the named executive officers for 2005 under the 2005 Bank Incentive Plan, the 2005 Bank Discretionary Bonus Plan, and the 2005 Top Management Bonus Plan. Morris L. Maurer will receive a total bonus payment of $78,622.31; Mr. Roby will receive a total bonus payment of $68,911.70; and Ms. Ross will receive a total bonus payment of $22,580.25. Under the terms of these plans, only Messrs. Maurer and Roby participated in the 2005 Top Management Bonus Plan, and Messrs. Maurer and Roby did not participate in the 2005 Bank Discretionary Bonus Plan.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 9, 2006

                                      THE NATIONAL BANK OF
                                      INDIANAPOLIS CORPORATION

                                      By: /s/ Debra L. Ross
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                                          Debra L. Ross, Chief Financial Officer